COLLEGE RETIREMENT EQUITIES FUND
                                730 Third Avenue
                          New York, New York 10017-3206


                  NOTICE OF ANNUAL MEETING -- NOVEMBER 11, 1996
--------------------------------------------------------------------------------

Notice is hereby given to persons having voting rights in respect of the College Retirement Equities Fund ("CREF") that the annual meeting of participants will be held at CREF's home office, 730 Third Avenue, New York, New York, on November 11, 1996, at 10:00 a.m. for the following purposes:

  1. To elect five trustees to serve for the next four years and until their successors are elected and qualified;

  2. To ratify the selection of Deloitte & Touche LLP as the independent auditors for CREF for the fiscal year ending December 31, 1996;

  3. To vote on the participant proposals set forth and described in the accompanying proxy statement; and

  4. To transact any other business as may properly come before the meeting.

The Board of Trustees has set September 30, 1996, as the record date for determination of the number of votes entitled to be cast. Only those persons who had CREF voting rights as of September 30, 1996, are entitled to notice of and to vote at the meeting.

                                         By order of the Board of Trustees,


                                         /s/ Albert J. Wilson
                                         Albert J. Wilson
                                         Secretary


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED ADDRESSED AND POSTPAID ENVELOPE.

TO HOLD THE MEETING, A QUORUM OF THE SHARES ELIGIBLE TO VOTE IS REQUIRED BY LAW TO BE REPRESENTED. THEREFORE, IT IS IMPORTANT THAT YOU VOTE NOW SO THAT CREF WILL NOT HAVE TO BEAR THE UNNECESSARY EXPENSE OF ANOTHER SOLICITATION OF PROXIES.

If you plan to attend the meeting, please call 800 842-2776 to obtain an admission pass.

                                                                          CREF
October 11, 1996

                        COLLEGE RETIREMENT EQUITIES FUND

                       PROXY STATEMENT FOR ANNUAL MEETING
                         TO BE HELD ON NOVEMBER 11, 1996

   The accompanying proxy is solicited on behalf of the Board of Trustees of the College Retirement Equities Fund ("CREF") and will be voted at the annual meeting of persons having CREF voting rights and at any adjournment thereof. The annual meeting of CREF will be held on November 11, 1996, at 10:00 a.m. at CREF's home office, 730 Third Avenue, New York, New York. The approximate mailing date of this proxy statement is October 11, 1996.

   Please mark and sign the enclosed proxy card and return it for use at the meeting. Each proxy may be revoked at any time before it is voted by written revocation addressed to the Secretary of CREF at 730 Third Avenue, New York, New York 10017-3206. You may also revoke your proxy by executing and returning a later-dated proxy card or by appearing in person and voting at the meeting. All proxy cards that are properly signed, timely received, and not revoked will be voted at the meeting in accordance with the instructions on them, if any. Unless instructions to the contrary are received, the proxy will be voted FOR the election of the five nominees for trustee and FOR ratification of Deloitte & Touche LLP as independent auditors for CREF for the fiscal year ending December 31, 1996, and AGAINST the participant proposals set forth and described in this proxy statement. Only participants in certain accounts will be eligible to vote on the participant proposals. The following table sets forth the voting rights of CREF participants for each item on the proxy card:

                                               STOCK, SOCIAL CHOICE,   STOCK, MONEY MARKET,
                                                 GLOBAL EQUITIES,      BOND MARKET, GLOBAL
                                 SOCIAL CHOICE  GROWTH, AND EQUITY    EQUITIES, GROWTH, AND
                                    ACCOUNT      INDEX ACCOUNTS       EQUITY INDEX ACCOUNTS
                     ALL ACCOUNTS     ONLY            ONLY                    ONLY
-------------------------------------------------------------------------------------------
Trustee Election           X
-------------------------------------------------------------------------------------------
Independent Auditors       X
-------------------------------------------------------------------------------------------
Participant Proposal I                 X
-------------------------------------------------------------------------------------------
Participant Proposal II                                X
-------------------------------------------------------------------------------------------
Participant Proposal III                                                        X
-------------------------------------------------------------------------------------------

   The Board of Trustees knows of no other matters to be presented at the meeting. If, however, other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote the proxies in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

   Each person having voting rights on September 30, 1996, is eligible to vote at the meeting. On September 20, 1996, there were a total of 88,905,524,855.64 votes eligible to be cast. Of the total number of votes, 76,617,152,139.44 were attributable to the Stock Account; 3,410,932,893.72 were attributable to the Money Market Account; 915,724,742.18 were attributable to the Bond Market Account; 1,421,464,486.05 were attributable to the Social Choice Account; 3,834,477,676.24 were attributable to the Global Equities Account; 1,952,596,391.30 were attributable to the Growth Account; and 753,176,526.71 were attributable to the Equity Index Account.

   The number of votes attributable to a person with a CREF accumulation is equal to the dollar value of the amount credited to that person in the accumulation fund of each CREF account on September 30, 1996. If annuity payments are being made, the number of votes for an annuitant is equal to the number of dollars held in the annuity fund of each CREF account on September 30, 1996, to meet the annuity obligations to that person. Fractional votes will be counted.

VOTE REQUIRED
   CREF's constitution provides that the holders of 10 percent of the votes entitled to be cast will constitute a quorum at the meeting. The vote of persons holding a majority of the votes present in person or represented by proxy at the meeting and entitled to vote will decide the outcome of the election of trustees, the ratification of the appointment of the independent auditors and the participant proposals. Abstentions are counted in determining whether a quorum has been reached.

   When the quorum requirements are met, abstentions are not counted in determining the outcome of the election of trustees, the ratification of the appointment of independent auditors, or the participant proposals, or any other matters that may be brought to a vote at the meeting that require only a majority of shares present to be passed. No votes are cast by brokers.


                             I. ELECTION OF TRUSTEES

   CREF's constitution provides that the Board of Trustees is divided into four classes, with five trustees in each class, and with one class elected each year for a term of four years. At this annual meeting, five trustees are to be elected to serve for four years and until their successors are elected and qualified. Three of the five nominees currently serve on CREF's Board of Trustees and have been renominated to serve for another term.

   Set forth below is information concerning the age, principal occupation, employment during the past five years, educational background, and certain other directorships of each nominee and continuing trustee, as well as the year in which each individual first became a trustee.

                    NOMINEES FOR TRUSTEE

|           |  JOHN H. BIGGS,* 60, has been chairman and chief executive officer
|           |  of CREF and TIAA since  January  1993.  He  previously  served as
|   PHOTO   |  president and chief operating officer of CREF and TIAA. Mr. Biggs
|           |  also   serves  as  a  trustee  of  TIAA,   TIAA-CREF   Investment
|           |  Management,   Inc.  ("Investment   Management"),   and  TIAA-CREF
|           |  Individual & Institutional Services, Inc. ("Services"),  and is a
Trustee since  director of Teachers Personal Investors Services,  Inc. ("TPIS"),
    1983       and Teachers Advisors, Inc. ("Advisors"). Mr. Biggs is a director of McDonnell Douglas Corporation, Ralston Purina Company, and the
National Bureau of Economic Research. He is a trustee of The Danforth Foundation and the Financial Accounting Foundation. He is also a member of the board of governors of the National Association of Securities Dealers, Inc. Mr. Biggs received an A.B. from Harvard University and a Ph.D. from Washington University. He has been a CREF participant since 1977.

|           |  MARJORIE FINE KNOWLES, 57, is a professor of law at Georgia State
|           |  University  College of Law,  where she also  served as dean until
|   PHOTO   |  1991.  Formerly,  she was a professor of law at the University of
|           |  Alabama College of Law. Ms. Knowles  received her A.B. from Smith
|           |  College and her LL.B.  from  Harvard  Law School.  She has been a
|           |  CREF participant since 1976.
Trustee since
    1983


|           |  BEVIS  LONGSTRETH,* 62, is a partner at the law firm of Debevoise
|           |  & Plimpton  and is an adjunct  professor  at Columbia  University
|   PHOTO   |  School  of Law.  Mr.  Longstreth  is a  member  of the  board  of
|           |  directors  of Capstead  Mortgage  Corporation,  INVESCO  PLC, and
|           |  INVESCO,  Inc. He is also a member of the board of  governors  of
|           |  the American  Stock  Exchange and a trustee of the New School for
               Social Research.  Mr. Longstreth received a B.S.E. from Princeton
               University and a J.D. from Harvard University.

     *Because Messrs. Biggs, Jones, and Leibowitz are officers of CREF, they are deemed to be "interested persons" of CREF within the meaning of the Investment Company Act of 1940. Mr. Longstreth is considered an "interested person" of CREF because he is a partner in a law firm that has acted as counsel to CREF.

|           |  ROBERT  M.  LOVELL,  JR.,  66,  is a  founding  partner  of First
|           |  Quadrant L.P., an investment management firm. Previously,  he was
|   PHOTO   |  chairman and chief executive officer of First Quadrant Corp., its
|           |  predecessor.   Mr.  Lovell   received  his  B.A.  from  Princeton
|           |  University.
|           |
Trustee since
    1977


|           |  ROBERT  W.  VISHNY,  38,  is the Eric J.  Gleacher  Professor  of
|           |  Finance at the  University of Chicago.  He is the director of the
|   PHOTO   |  program in corporate  finance at the National  Bureau of Economic
|           |  Research  and a  founding  partner  of LSV Asset  Management,  an
|           |  investment  management firm. Dr. Vishny received an A.B. from The
|           |  University  of  Michigan  and  a  Ph.D.  from  the  Massachusetts
               Institute of  Technology.  He has been a CREF  participant  since
               1985.

                              CONTINUING TRUSTEES

|           |  ROBERT H. ATWELL, 65, is the president of the American Council on
|           |  Education.  Formerly,  he was  president of Pitzer  College.  Mr.
|   PHOTO   |  Atwell is a trustee of St. Norbert College,  Eckerd College,  New
|           |  College  Foundation,  Independent  Sector,  CAUSE, and the George
|           |  Meany Center for Labor Studies.  Mr. Atwell  received a B.A. from
|           |  the  College  of  Wooster  and an M.A.  from  the  University  of
Trustee since  Minnesota. He has been a CREF participant since 1970. His current
    1989       term as trustee expires in 1998.


|           |  ELIZABETH E. BAILEY, 57, is the John C. Hower Professor of Public
|           |  Policy and  Management at The Wharton School of the University of
|   PHOTO   |  Pennsylvania.  Formerly,  she was a professor at Carnegie  Mellon
|           |  University  and  dean  of  its  Graduate   School  of  Industrial
|           |  Administration.  Dr.  Bailey has been a visiting  scholar at Yale
|           |  University.   Dr.  Bailey  is  a  director  of  CSX  Corporation,
Trustee since  Honeywell Inc., and Philip Morris Companies Inc. She is a trustee
    1986       of  The  Brookings  Institution  and  Bancroft,  Inc.,  and  is a
               director  of  the  National  Bureau  of  Economic  Research.  She
received an A.B. from Radcliffe College, an M.S. from Stevens Institute of Technology, and a Ph.D. from Princeton University. She has been a CREF participant since 1983. Her current term as trustee expires in 1998.


|           |  GARY P.  BRINSON,  52,  has been a member of the Group  Executive
|           |  Board  of Swiss  Bank  Corporation  since  April  1995 and  chief
|   PHOTO   |  investment  officer and member of its Group  Executive  Committee
|           |  since June 1996.  He is also  president  and managing  partner of
|           |  Brinson Partners, Inc., an investment management firm. Mr.Brinson
|           |  serves as a trustee of the Research  Foundation  of the Institute
Trustee since  of Chartered Financial Analysts.  He received a B.A. from Seattle
    1995       University and an M.B.A.  from Washington State  University.  His current term as trustee expires in 1999.

|           |  JOYCE  A.  FECSKE,  49,  is  vice  president  emerita  at  DePaul
|           |  University. Until February 1994, she was vice president for human
|   PHOTO   |  resources at DePaul University. Ms. Fecske received a B.A. and an
|           |  M.A.  from  DePaul  University.  She has been a CREF  participant
|           |  since 1976. Her current term as trustee expires in 1997.
|           |
Trustee since
    1993


|           |  EDES P. GILBERT,  64, is head of The Spence  School.  Previously,
|           |  she was  headmistress  of the  Mary  Institute.  Ms.Gilbert  also
|   PHOTO   |  serves as a trustee of Lesley College,  Webster  University,  and
|           |  the Friends Seminary. After receiving a B.A. from Vassar College,
|           |  Ms.  Gilbert  received  an M.Ed.  from Lesley  College,  Graduate
|           |  School of Education.  She has been a CREF participant since 1972.
Trustee since  Her current term as trustee expires in 1997.
    1989

|           |  STUART TSE KONG HO, 60, is chairman of the board and president of
|           |  Capital Investment of Hawaii,  Inc., and chairman of the board of
|   PHOTO   |  Gannett  Pacific  Corporation.  He also  serves on the  boards of
|           |  Bancorp Hawaii, Inc., Gannett Co., Inc., and Aloha Airgroup, Inc.
|           |  Mr. Ho received a B.A. from Claremont  McKenna College and a J.D.
|           |  from The  University of Michigan  School of Law. His current term
Trustee since  as trustee expires in 1998.
    1990


|           |  Nancy l. Jacob,  53, is chairman and chief  executive  officer of
|           |  CTC  Consulting,  Inc. Dr. Jacob is also executive vice president
|   PHOTO   |  of U.S.  Trust of the Pacific  Northwest,  which is the successor
|           |  company to Capital Trust  Company.  She was previously a managing
|           |  director  of the  capital  trust  company.  Formerly,  she  was a
|           |  professor  of  finance  in the  School  and  Graduate  School  of
Trustee since  Business  Administration  at the University of Washington,  where
    1979       she also served as dean.  Dr.  Jacob also serves as a director of
               Puget Sound Power & Light  Company.  She received a B.A. from the
University of Washington and a Ph.D. From the University of California, Irvine. She has been a CREF participant since 1971. Her current term as trustee expires in 1999.

|           |  THOMAS W.  JONES,*  47, has been vice  chairman  of CREF and TIAA
|           |  since November 1995 and president and chief operating  officer of
|   PHOTO   |  CREF and TIAA  since  January  1993.  Previously,  he  served  as
|           |  executive vice president, Finance and Planning, of CREF and TIAA.
|           |  Mr.   Jones  also  serves  as  a  trustee  of  TIAA,   Investment
|           |  Management,  and Services,  and as a director of TPIS,  Advisors,
Trustee since  Eastern Enterprises,  Thomas & Betts Corporation, and the Federal
    1993       Reserve  Bank of New  York.  He also  serves as  chairman  of the management  committee  of TIAA  Separate  Account  VA-1  and as a trustee of The Brookings Institution, Cornell University, and the Educational Broadcasting Corporation. He received an A.B. and an M.S. from Cornell University and an M.B.A. from Boston University. He has been a CREF participant since 1990. His current term as trustee expires in 1998.


|           |  MARTIN  L.  LEIBOWITZ,*  60,  has been  vice  chairman  and chief
|           |  investment  officer of CREF and TIAA since  November 1995. He was
|   PHOTO   |  executive vice president,  Investments,  CREF and TIAA, from June
|           |  1995 to  November  1995.  Formerly,  he was a managing  director,
|           |  director of research,  and a member of the executive committee of
|           |  Salomon  Brothers Inc. Mr.  Leibowitz serves as a trustee of TIAA
Trustee since  and  Investment  Management  and as a director  of  Advisors.  In
    1995       addition, Mr. Leibowitz is a trustee of Princeton's Institute for
               Advanced  Study,  a member of the board of  overseers  of the New
York University Stern School of Business, a director of the Institute for Quantitative Research in Finance, and chairman of the board of governors of the New York Academy of Sciences. He received a B.A. and an M.S. from the University of Chicago, and a Ph.D. from New York University's Courant Institute of Mathematical Sciences. He has been a CREF participant since 1996. His current term as trustee expires in 1999.

|           |  JAY O. LIGHT,  55, is a professor of business  administration  at
|           |  Harvard University Graduate School of Business Administration. In
|   PHOTO   |  addition, Dr. Light is a director of United Asset Management, the
|           |  Harvard Management Company,  the Baupost Fund, and the GMO Trust.
|           |  Dr. Light is also a trustee of Brigham and Women's  Hospital.  He
|           |  received  a B.E.P.  from  Cornell  University  and a D.B.A.  from
Trustee since  Harvard  University.  Dr. Light has been a CREF participant since
    1987       1972. His current term as trustee expires in 1999.


|           |  STEPHEN A. ROSS,  52, is the Sterling  Professor of Economics and
|           |  Finance  in the School of  Organization  and  Management  at Yale
|   PHOTO   |  University.  Dr.  Ross is also  co-chairman  of Roll & Ross Asset
|           |  Management  Corp., a director of General Re Corp.,  and a trustee
|           |  of the Hopkins School and of California  Institute of Technology.
|           |  He received a B.S. from California  Institute of Technology and a
Trustee since  Ph.D.  from  Harvard  University.   Dr.  Ross  has  been  a  CREF
    1981       participant  since 1974.  His current term as trustee  expires in
               1997.


|           |  EUGENE  C. SIT,  58,  is  chairman,  chief  executive,  and chief
|           |  investment  officer  of  Sit  Investment  Associates,  Inc.,  and
|   PHOTO   |  chairman  and chief  executive  officer of Sit-Kim  International
|           |  Investment Associates, Inc. Both are investment management firms.
|           |  He  also  serves  as  chairman  and  director  of six  registered
|           |  investment companies managed by Sit Investment  Associates,  Inc.
Trustee since  Mr.  Sit serves as a trustee of the  Research  Foundation  of the
    1991       Institute of Chartered  Financial  Analysts and Carleton College.
               He received a B.S.C. from DePaul University.  His current term as trustee expires in 1999.

|           |  MACEO K. SLOAN, 46, has been the chairman,  president,  and chief
|           |  executive officer of Sloan Financial Group, Inc., and NCM Capital
|   PHOTO   |  Management Group, Inc. since 1991. Mr. Sloan received a B.A. from
|           |  Morehouse College, an M.B.A. from Georgia State University, and a
|           |  J.D. from North Carolina  Central  University  School of Law. His
|           |  current term as trustee expires in 1997.
Trustee since
    1991


|           |  HARRY K. SPINDLER,  67, was senior vice  chancellor,  Division of
|           |  Administrative Affairs, State University of New York System, from
|   PHOTO   |  1984 to 1993.  He retired in  December  1993.  He received a B.A.
|           |  from Hamline  University and an M.P.A. from Syracuse  University.
|           |  Mr. Spindler has been a CREF participant  since 1968. His current
|           |  term as trustee expires in 1997.
Trustee since
    1985


|           |  DAVID K.  STORRS,  52,  has been  president  and chief  executive
|           |  officer of Alternative  Investment  Group,  L.L.C., an investment
|   PHOTO   |  management  firm, since August 1996. From January 1996 to October
|           |  1996,  he was  adviser  to the  president,  The  Common  Fund,  a
|           |  collective   investment   vehicle  for  college  and   university
|           |  endowments.  He had been president and chief executive officer of
Trustee since  The Common Fund, since January 1993.  Formerly,  he was executive
    1994       vice  president  of The Common  Fund.  He is also a  director  of
               eleven  money  market   funds   sponsored  by  Alliance   Capital
Management. He received a B.A. from Yale University and an M.B.A. from Harvard University Graduate School of Business Administration. He has been a CREF participant since 1975. His current term as trustee expires in 1998.

   As of September 20, 1996: (1) none of the trustees individually owned as much as 1 percent of the outstanding voting securities of any CREF account; and (2) trustees and officers, as a group, did not own more than 1 percent of the outstanding voting securities of any account.

   Each of the nominees is available and has consented to serve if elected. If any of these persons is unavailable to serve at the time the meeting is held, the votes represented by the proxy may be voted for any substitute designated by the current Board of Trustees.

COMMITTEES

   At each annual meeting of trustees, the board appoints certain committees with specific responsibilities for various aspects of CREF's operation. Included among these are:

   (1) An Audit Committee, consisting solely of trustees who are not officers of CREF, which itself, or through independent auditors or others, audits and examines the records and affairs of CREF as it deems necessary. During 1995, the Audit Committee held five meetings. The current members of the Audit Committee are Dr. Bailey (chair), Dr. Jacob, Ms. Knowles, Mr. Lovell, and Mr. Sloan.

   (2) A Finance Committee, which oversees the management of CREF investments in accordance with appropriate oversight by the full board. During 1995, the Finance Committee held six meetings. The current members of the Finance Committee are Mr. Biggs (chair), Dr. Andrew F. Brimmer, Mr. Brinson, Mr. Ho, Dr. Jacob, Mr. Jones, Mr. Leibowitz, Dr. Light, Mr. Lovell, Dr. Robert C. Merton, Dr. Ross, Mr. Sit, and Mr. Storrs.

   (3) A Nominating and Personnel Committee, consisting solely of trustees who are not officers of CREF, which nominates certain CREF officers and the standing committees of the board, and recommends persons for election as trustees. During 1995, the committee held four meetings. The current members of the Nominating and Personnel Committee are Mr. Atwell, Dr. Bailey, Dr. Ross (chair), Mr. Sloan, and Mr. Spindler.

   The Nominating and Personnel Committee will consider potential nominees for trustees recommended by participants. Any participant desiring to present a candidate to the committee for future consideration should write the name of the individual in the space provided on the proxy card. In addition, participants may recommend nominees to the CREF Board of Overseers by writing to: Secretary, CREF Board of Overseers, 730 Third Avenue, New York, New York 10017-3206.

MEETINGS

   There were four meetings of the Board of Trustees during 1995. All trustees except Dr. Light attended at least 75 percent of the total number of meetings of the Board of Trustees and of the committees of the board on which they served.

COMPENSATION OF TRUSTEES

   In 1995, the basic annual stipend for trustees who are not officers of CREF ("non-officer trustees") was $15,000; non-officer trustees were also paid $1,000 for each board and committee meeting attended. In addition, non-officer trustees who serve as chairpersons of committees receive an additional annual stipend of $3,000. Trustees who are active officers of CREF or TIAA do not receive any additional compensation for their services as trustees.

   CREF has adopted a deferred compensation plan for non-officer trustees. Under that plan, a trustee who has served at least five years will be paid a lump-sum deferred compensation benefit after leaving the CREF board. The amount of the lump-sum benefit will be calculated by multiplying the amount of the basic annual stipend in effect at the time of his or her termination from the board by 50 percent, and multiplying that amount by the individual's number of years of service as a CREF trustee, up to a maximum of twenty years. Trustees receive no other retirement or pension benefits.

   The following table discloses the aggregate compensation received from CREF and the amount of the lump-sum deferred compensation benefit accrued as part of CREF's expenses for each non-officer trustee for the year ended December 31, 1995. No non-officer trustee receives compensation from any entity that could be deemed part of a fund complex with CREF.

                                                                 LUMP-SUM
                                                           DEFERRED COMPENSATION
                                        AGGREGATE             BENEFIT ACCRUED
                                      COMPENSATION            AS PART OF CREF
           NAME OF TRUSTEE              FROM CREF               EXPENSES(1)

           Robert H. Atwell              $39,000                  $10,290
           Elizabeth E. Bailey           $44,000                   $6,411
           Andrew F. Brimmer             $33,000                  $18,186
           Gary P. Brinson                $3,000                   $1,877
           Joyce A. Fecske               $31,000                   $1,786
           Edes P. Gilbert               $33,000                   $8,240
           Stuart Tse Kong Ho            $28,000                   $6,030
           Nancy L. Jacob                $32,000                   $6,296
           Robert G. Kirby              $144,500(2)               $16,556
           Marjorie Fine Knowles         $41,000(3)                $7,062
           Martin L. Leibowitz            $7,750                      N/A(4)
           Jay O. Light                  $28,000                   $4,766
           Robert M. Lovell, Jr.         $32,000(3)               $18,628
           Robert C. Merton              $24,000                   $3,528
           Stephen A. Ross               $30,000(3)                $5,319
           Eugene C. Sit                 $33,000                   $4,381
           Maceo K. Sloan                $38,000                   $1,908
           Harry K. Spindler             $39,000(5)               $13,626
           David K. Storrs               $27,000                   $1,994

   (1) Assumes service through age 70.

   (2) Includes $112,500 deferred compensation benefit paid in accordance with plan provisions.

   (3) This compensation was not actually paid based on prior election of trustee to defer receipt of payment in accordance with the provisions of a CREF deferred compensation plan for non-officer trustees. This plan was terminated as to future participation effective August 1986. In addition, $514,199, $443,746, and $467,588 has been deferred for prior years' service through year-end 1994 for Ms. Knowles, Mr. Lovell, and Dr. Ross, respectively. (These amounts include interest.)

   (4) Effective June 1995, Mr. Leibowitz became an officer of CREF and therefore ineligible for benefits under the plan.

   (5) Mr. Spindler discontinued his deferred compensation agreement as of December 31, 1993. A total of $396,868 had been deferred for his prior years' service. (This amount includes interest.)

   The following table shows the estimated lump-sum deferred compensation benefit payable to each non-officer trustee when he or she leaves the board and the years of service used in estimating that benefit.

                                          ESTIMATED
                                          LUMP-SUM
                                          DEFERRED
                                        COMPENSATION              YEARS OF
           NAME                            BENEFIT               SERVICE(1)

           Robert H. Atwell               $105,000                   14
           Elizabeth E. Bailey            $150,000                   20
           Andrew F. Brimmer              $ 90,000                   12
           Gary P. Brinson                $135,000                   18
           Joyce A. Fecske                $150,000                   20
           Edes P. Gilbert                $ 97,500                   13
           Stuart Tse Kong Ho             $112,500                   15
           Nancy L. Jacob                 $150,000                   20
           Robert G. Kirby                $112,500(2)                15
           Marjorie Fine Knowles          $150,000                   20
           Jay O. Light                   $150,000                   20
           Robert M. Lovell, Jr.          $150,000                   20
           Robert C. Merton               $150,000                   20
           Stephen A. Ross                $150,000                   20
           Eugene C. Sit                  $127,500                   17
           Maceo K. Sloan                 $150,000                   20
           Harry K. Spindler              $105,000                   14
           David K. Storrs                $150,000                   20

   (1) Assumes trustee leaves the board at age 70.
   (2) Deferred compensation benefit paid in accordance with plan provisions.

                    II. RATIFICATION OF INDEPENDENT AUDITORS

   For the fiscal year ended December 31, 1995, Deloitte & Touche LLP served as independent auditors to CREF. At a meeting held on May 22, 1996, the CREF Board of Trustees, including a majority of those trustees who are not "interested persons" of CREF, again selected Deloitte & Touche LLP as independent auditors for CREF for the fiscal year ending December 31, 1996, subject to ratification by persons having voting rights in CREF.

   A representative of Deloitte & Touche LLP will be present at the annual meeting to respond to appropriate questions.

                           III. ADDITIONAL INFORMATION

EXECUTIVE OFFICERS

   Set forth below is information concerning the age, positions, certain directorships, and offices held during the past five years by each executive officer of CREF. These executive officers are selected annually by the Board of Trustees. Messrs. Biggs, Jones, and Leibowitz, who are trustees and whose positions with CREF are described above, are not listed again here.

                              PRINCIPAL BUSINESS OCCUPATION
NAME                   AGE    DURING PAST FIVE YEARS

Richard J. Adamski     54     Vice president and treasurer, CREF and TIAA, since
                              March  1991;   vice   president   and   treasurer,
                              TIAA-CREF   Investment   Management   ("Investment
                              Management")    and    TIAA-CREF    Individual   &
                              Institutional Services,  Inc. ("Services"),  since
                              January  1992;   vice   president  and  treasurer,
                              Teachers   Personal   Investors   Services,   Inc.
                              ("TPIS"),  since June 1994, and Teachers Advisors,
                              Inc. ("Advisors"), since February 1994

Diane M. Axelrod       53     Vice president,  Administration and Trading,  CREF
                              and TIAA, since October 1992; vice president, Investment Management, since January 1992; vice president, Advisors, since February 1994

Virgil H.   Cumming    51     Executive vice  president,  Investments,  CREF and
                              TIAA, since May 1996; senior vice president, director, Global Active Management, CREF and TIAA, from February 1993 to May 1996; executive vice president, Investment Management, since May 1996;
                              executive  vice  president,  Advisors,  since  May
                              1996; previously, senior vice president, director, International Investments, CREF and TIAA

Douglas A. Dial        60     Vice  president,  CREF and  TIAA,  since May 1990;
                              vice president and assistant secretary, Investment
                              Management, since January 1992; vice president and assistant secretary, Advisors, since February 1994

Eric E. Fisher         57     Vice  president,  CREF and TIAA;  vice  president,
                              Investment Management, since January 1992; vice president, Advisors, since February 1994

                              PRINCIPAL BUSINESS OCCUPATION
NAME                   AGE    DURING PAST FIVE YEARS

Richard L. Gibbs       49     Executive  vice  president,  Finance and Planning,
                              CREF and TIAA,  since March 1993;  executive  vice
                              president,  Investment  Management  and  Services,
                              since  May  1993;   prior  to  March  1993,   vice
                              president,   CREF   and   TIAA;   executive   vice
                              president, Advisors, since June 1995

Don W. Harrell         58     Executive vice president,  External Affairs,  CREF
                              and   TIAA,   since   March   1992;    previously,
                              administrative  assistant  to U.S.  Senator  David
                              Pryor

Matina S. Horner       57     Executive vice president,  Human  Resources,  CREF
                              and  TIAA,   since  December   1989;   previously,
                              president of Radcliffe  College.  Dr.  Horner also
                              serves as a director of the Massachusetts  General
                              Hospital,  Boston Edison  Company,  and The Neiman
                              Marcus  Group,   and  as  a  trustee  of  the  MGH
                              Institute  of Health  Professions,  the  Twentieth
                              Century  Fund,  the  Women's  Research & Education
                              Institute, Fund for the City of New York, and City
                              Year. In addition, Dr. Horner is chair of the board of the Revson Foundation

John J.   McCormack    52     Executive vice president, Operations Support, CREF
                              and TIAA,  since November 1995;  prior to November
                              1995,   executive  vice  president,   Pension  and
                              Annuity Services, CREF and TIAA

Michael T. O'Kane      51     Senior managing  director,  Investments,  CREF and
                              TIAA,  since  April  1996.  Previously,   managing
                              director, Investments, CREF and TIAA

John A. Putney, Jr.    57     Executive  vice  president,  Pension  and  Annuity
                              Services,  CREF and  TIAA,  since  November  1995;
                              prior to November 1995, executive vice president, Operations Support, CREF and TIAA

John A. Somers         54     Executive vice  president,  Investments,  CREF and
                              TIAA, since April 1996; senior vice president, Mortgage and Real Estate, CREF and TIAA, from
                              November 1982 to April 1996

Charles H. Stamm       57     Executive vice president and general counsel, CREF
                              and TIAA.  Mr.  Stamm has also served as a trustee
                              of  Investment   Management   and  Services  since
                              January 1992 and as a director of TPIS and Advisors since January 1994

                              PRINCIPAL BUSINESS OCCUPATION
NAME                   AGE    DURING PAST FIVE YEARS

Thomas G. Walsh        54     Executive vice president, Insurance Services, CREF
                              and  TIAA;  chairman  and  director,  TPIS,  since
                              February 1994; member of the management committee of TIAA Separate Account VA-1 since August 1994

Albert J. Wilson       64     Vice  president  and  chief   counsel,   corporate
                              secretary, CREF and TIAA. Mr. Wilson also serves on the boards of the Foreign Policy Association and the Investor Responsibility Research Center,
                              Inc.

INVESTMENT ADVISORY AND DISTRIBUTION ARRANGEMENTS

   Investment Management manages the assets in each CREF account. It is a nonprofit subsidiary of TIAA, and provides its services for the CREF accounts at cost. Investment Management is registered as an investment adviser under the Investment Advisers Act of 1940, although it is not considered an investment adviser under the Investment Company Act of 1940 because it provides its services at cost.

   CREF's certificates are distributed by Services, another nonprofit subsidiary of TIAA. Services is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The TIAA Board of Overseers, a New York membership corporation, owns all of the stock of TIAA.

   The address for Investment Management and Services is 730 Third Avenue, New York, New York 10017-3206.


                            IV. PARTICIPANT PROPOSALS

PARTICIPANT PROPOSAL I

   Because the first participant proposal concerns a possible new screen for the Social Choice Account, only participants in the Social Choice Account can vote on it.

   Kenneth W. Hayes, 500 E. Riverside Dr., Austin, Texas 78704-1343, owning two CREF certificates, one certificate containing 64.021 accumulation units and the other certificate containing 39.219 accumulation units, both in the Social Choice Account, has given notice that he intends to present the following resolution at the annual meeting:

         Let us resolve to place a new screen on the Social Choice Fund investments, to prevent the fund from investing in media corporations which distribute programming which provides a forum for bigots who denigrate people because of their race, religion, sex, age, national origin, economic status, handicap status or sexual orientation and which do not provide a forum for persons who advocate tolerance and understanding for people despite these attributes.

PARTICIPANT'S SUPPORTING STATEMENT

   This resolution is necessary because the current corporations which own the media in this country are frequently neglecting their duty to their customers and to society to not fan the flames of racism and bigotry without providing a forum for voices of tolerance. An example of a company which should have been screened is Capital Cities/ABC the distributors of Rush Limbaugh and former distributor of Bob Grant. Rush uses his show to distribute misinformation, frequently aimed at various minorities. Bob Grant, until he was recently fired for racist comments about the tragic death of Secretary Ron Brown, used his show to vehemently attack minorities especially blacks and Jews. Grant also allowed neo-nazis and others who advocate violence against minorities to use his show to recruit members by giving out their phone numbers on his show. Capital Cities/ABC did not distribute any programming which provided a forum for voices of tolerance, in fact they dropped Jim Hightower's show. Of course there have been a few changes recently with Disney's acquiring Capital Cities and the firing of Bob Grant. These changes have been superficial however, the one sided programming still exists and in fact Bob Grant has been picked up by another company which should be scrutinized for balanced programming. This resolution is not about censorship. In a democratic society extreme or unpopular opinions must be tolerated. When these views are distributed over the public's broadcast spectrum, the corporations using that resource have a duty to offer programming for the broadest range of views possible.


OPPOSING STATEMENT OF THE BOARD OF TRUSTEES

   THE BOARD OF TRUSTEES RECOMMENDS A VOTE AGAINST THE PROPOSAL, WHICH IS CONTRARY TO THE INTERESTS OF ALL PARTICIPANTS.

   It is inconsistent with the Social Choice Account's investment objective to adopt the screen the proponent suggests. The Social Choice Account excludes certain investments from its portfolio on the basis of broad social criteria. We do not believe, however, that the constitutionally protected decisions by media companies about what to publish or broadcast raise significant social concerns. The ability of a company to broadcast any mix of viewpoints has in fact always been very important to our society, even if some viewpoints offend some listeners or viewers.

   It would also be very difficult to apply the proposed new screen rationally and consistently. We would be required to make subjective judgments whether a particular program's content is "racist" or "intolerant," and then to determine whether the company that broadcasts it also broadcasts enough programs with contrasting "tolerant" points of view. For example, there is no evidence to support the proponent's subjective assertion that Capital Cities/ABC does not broadcast any programming providing "a forum for voices of tolerance."

   Although past performance is no guarantee of future results, the Social Choice Account as currently structured has been effective in achieving its objective of providing the opportunity for investment returns that reflect the performance of the broad financial markets while giving special consideration to social criteria. The social criteria that we use currently were chosen by a committee of the Board of Trustees, the Committee on Corporate Governance and Social Responsibility, which has spent significant time and resources considering the social issues believed to be of greatest concern to CREF's participants. The committee reviews the account's social criteria regularly to determine whether they continue to reflect those concerns, and screens have been added or eliminated as social situations and concerns change. The account's popularity -- it is the largest socially conscious investment fund in the country -- is evidence of our participants' widespread satisfaction with how the Social Choice Account works.

   For these reasons, the board recommends a vote against the proposal.

PARTICIPANT PROPOSAL II

   Because the second participant proposal concerns executive compensation in corporations in which CREF has equity investments, only participants in accounts that hold equities -- i.e., the Stock, Social Choice, Global Equities, Growth, and Equity Index Accounts -- can vote on it. Since the proposal would affect participants in each of these accounts differently, the votes will be tallied separately for each account.

   Mr. Dean Baker, 1940 Biltmore St., NW, Washington, DC 20009, owning two CREF certificates, one certificate containing 387.040 accumulation units and the other certificate containing 82.936 accumulation units, both in the Global Equities Account, has given notice that he intends to present the following resolution at the annual meeting:

         Resolved, that CREF participants request the Board of Trustees to work to have limits placed on individual executive compensation packages in any corporation in which it holds an equity interest. The target for these limits should be 150 times the median annual wage in the economy (presently approximately $3,000,000). This limit is to include salaries, benefits, bonuses, and the value upon redemption of any stock options included in a compensation package. The excess value of redeemed stock options (averaged over the years for which they were earned) can revert back to the corporation.


PARTICIPANT'S SUPPORTING STATEMENT

   The CREF Board of Trustees should attempt to have such limits imposed through discussions with corporation officers and directors, and other shareholders, and through proposing and supporting proxy resolutions to this effect. It should report back to members each year on its progress in its annual report.

   There are  several  reasons  why this  proposal  should be  approved.  First, executive compensation comes directly out of revenue that otherwise could provide an additional return to shareholders. Compensation for top executive officers has grown far more rapidly than for other types of workers over the last two decades. Since there is no reason to believe that the demand for the skills of these executives has increased dramatically relative to other occupations, or that the supply of these skills has decreased, this relative increase is most likely attributable to a market failure. Specifically, the shareholders of firms have failed thus far to place sufficient downward pressure on the compensation of these officers. Since the compensation of top executive officers vastly exceeds the compensation for other occupations requiring comparable levels of skill, a concerted effort by major shareholders can lead to lower compensation levels without any reduction in the quality of the performance of these officers.

   Second, in the long-run compensation caps will probably lead firms to be more productive, since workers will feel more committed to a firm if they believe they are being treated fairly. The enormous degree of inequality at present almost certainly undermines any sense of loyalty and commitment among lower paid workers. It is worth noting in this respect, that the degree of inequality between executive officers and other workers is far lower in every other western nation.

   Third, the high salaries available to corporate executive officers are increasingly affecting salary structures in other institutions. The institutions where this is most directly relevant is at colleges and universities. Compensation packages for college and university presidents have risen far more rapidly than the average compensation levels for the faculty as a whole. These compensation packages are justified by reference to the high compensation received by corporate executives. The same situation has arisen in other institutions, including at CREF itself. If some discipline can be placed on compensation packages for top corporate executives, it would place downward pressure on the pay of the top officers in other institutions that directly affect the lives of CREF members.

OPPOSING STATEMENT OF THE BOARD OF TRUSTEES

   THE BOARD OF TRUSTEES RECOMMENDS A VOTE AGAINST THE PROPOSAL, WHICH IS CONTRARY TO THE INTERESTS OF ALL PARTICIPANTS.

   We believe that the proponent's approach, which attempts to micromanage a company's business through an unproven formula, is impractical and an inefficient use of CREF's resources. CREF's existing approach to improving corporate governance, which includes our Policy Statement onCorporate Governance, discussions with management, and, where appropriate, the submission of shareholder resolutions, is the best use of our necessarily limited investment management resources. Regarding executive compensation, we recommend to our portfolio companies that they follow basic procedures, policies, and standards for setting executive compensation levels. We agree with the proponent that executive compensation should reflect corporate performance, so we recommend that compensation include salary and performance components, that it have a defined relationship to salaries in industry peer groups, and that total compensation be adequate to attract, motivate, and retain quality talent. We also believe that compensation should be appropriate in light of the current financial rewards to shareholders and employees.

   Applying these principles, we carefully analyze the compensation plans for which portfolio companies seek shareholder approval. We have contacted management of portfolio companies directly in a number of cases where compensation practices appeared particularly inappropriate given the company's recent weak performance. We ultimately voted against 16 percent of the compensation plans put to a vote by our portfolio companies in the 1996 proxy season.

   The proponent speculates that limiting executive compensation according to his formula would be beneficial to all our portfolio companies, but he presents no empirical evidence to support this. The various benefits that the proponent speculates will result from this untested formula are unlikely to occur unless we can convince a very large percentage of companies to lower executive compensation at the same time. Otherwise, executives will simply leave lower-paying jobs to take higher-paying jobs at companies that have not changed their policies.

   For these reasons, the board recommends a vote against the proposal.


PARTICIPANT PROPOSAL III

   Because the third participant proposal concerns CREF's tobacco-related investments, participants in all CREF accounts, except the Social Choice Account, can vote on it. Since the proposal would affect participants in each of these accounts differently, the votes will be tallied separately for each account.

   Mr. Douglas C. Kelley, 910 Sunset Rd., Ann Arbor, Michigan 48103, owning one CREF certificate containing 7.691 annuity units in the Stock Account, Mr. Peter Libassi, 580-J Mountain Rd., West Hartford, Connecticut 06117, owning two CREF certificates, one certificate containing 450.450 accumulation units and the other certificate containing 259.740 accumulation units, both in the Stock Account, Mr. Eugene Feingold, 352 Hilldale, Ann Arbor, Michigan 48105, owning four CREF certificates, the first, second, and third certificates containing 9,198.488, 210.205, and 152.442 accumulation units, respectively, all in the Stock Account, and the fourth certificate containing 2,702.937 accumulation units in the Global Equities Account, Mr. Walter J. Moore, 916 S. Mitchell St., Bloomington, Indiana 47401, owning one CREF certificate containing 50.433 annuity units in the Stock Account, and Dr. Jess G. Thoene, 1308 Brooks St., Ann Arbor, Michigan 48103, owning one CREF certificate containing 2,335.610 accumulation units in the Stock Account and 3,230.060 accumulation units in the Money Market Account, have given notice that they intend to present the following resolution at the annual meeting:

     Because of increasing financial risks involved in tobacco investments, and because tobacco is directly implicated in almost half a million deaths a year in the U.S. alone, CREF participants request CREF's Trustees: 1) To announce that CREF will make no additional tobacco-related investments, and
     2) To begin an orderly divestment of all tobacco investments.


PARTICIPANT'S SUPPORTING STATEMENT

   The Maryland Retirement and Pension System announced that its decision to shed tobacco investments was for "business," not "social reasons." According to the Wall Street Journal (4/24/96), Richard Dixon, state treasurer and vice chairman of Maryland Retirement's board, "says tobacco companies have been good at fighting legal battles over the years, but `sooner or later, they are going to lose.'"

   The New York State Teachers Retirement System has also, by unanimous board vote, for financial reasons, begun divestment of tobacco stocks, selling the first 25%.

   CREF's management has argued that cigarette investments increase the safety of the funds. Yet even Liggett & Myers stated (March 13, '96) that tobacco "lives under the threat of financial catastrophe under the impact of product liability lawsuits." Financial prudence and ethical concerns alike call for replacing tobacco with more promising investments.

   On April 23 the American Medical Association urged all investors "interested in the health and welfare of our children" to "divest tobacco," which AMA's spokesman called "an economically ruinous and enslaving product."

   In  response  to  a  CREF  shareholder   question,   "Are  there  any  social
responsibility policy restrictions whatsoever on the selection of CREF investments?" CREF's policy was stated: "Apart from Social Choice, CREF does not define or suggest social restrictions in any of its accounts." We believe few educators desire a "Let the public interest be damned" investment policy. The existence of CREF's Social Choice Fund (not wholly an equity fund, and thus more vulnerable to inflation) does not absolve us of responsibility to consider the impact on society of CREF's more massive investment decisions.

   According to its Dec. 31 '95 annual report CREF is the largest institutional investor in Philip Morris (holding $936,294,900 in Philip Morris stock and another $34,579,304 in Philip Morris commercial paper), and invests in eighteen other tobacco industry corporations. A Philip Morris director sits on the CREF board.

   Thus we are providing well over 1.3 billion dollars of respectable collegiate camouflage for cancer, contributing to the spread of what the American Cancer Society calls "a pediatric epidemic." Educators are being put in a position of seeking to profit from children's addiction to a product likely to shorten their lives.

   Supporting this resolution asking CREF to replace tobacco investments is the prudent and ethical choice.

OPPOSING STATEMENT OF THE BOARD OF TRUSTEES

   THE BOARD OF TRUSTEES RECOMMENDS A VOTE AGAINST THE PROPOSAL, WHICH IS CONTRARY TO THE INTERESTS OF ALL PARTICIPANTS.

   The investment objectives of each CREF account require us to give financial concerns the highest priority. Indeed, the Board of Trustees and CREF's management have a fiduciary duty to ensure that each of CREF's investment accounts meets its overall investment objective of providing the highest returns consistent with the account's investment approach and appropriate risk levels. To fulfill this duty, the board and management continually monitor and evaluate CREF's investments in every industry, including tobacco, to ensure that those investments remain in the best financial interests of all participants. If we conclude at any time that tobacco investments are not in our participants' best financial interests, we will take appropriate action. In the past, tobacco company stocks have in fact performed well under various circumstances, including during periods of negative publicity about the industry -- in part because the prices of these stocks already reflect potential liabilities such as litigation risks or government action. Divesting all tobacco-related investments could significantly undermine the investment objectives of the accounts holding those investments.

   Furthermore, divestment would reduce CREF's ability to engage in an ongoing dialogue with tobacco companies on how to address public concerns about smoking. CREF has used its voting power to support proposals at tobacco companies dealing with many of these concerns. In 1996 CREF voted in favor of proposals discouraging sales of tobacco to minors; calling for more explicit warning labels for smokeless tobacco packages and advertising; asking for a report to shareholders on the promotion of sales of lower-priced cigarettes to minorities and lower-income persons; calling for a publisher to develop ethical and moral criteria for accepting cigarette advertising; supporting bans on smoking in restaurants and on all airline flights; and asking for a company to stop fighting studies on the health risks associated with environmental tobacco smoke.

   In addition, CREF created the Social Choice Account, which excludes from its portfolio securities of companies engaged in the production and marketing of tobacco products. The account, which gives special consideration to social criteria, has proved to be an excellent alternative for participants who are willing to take the financial risks associated with excluding certain categories of investments for nonfinancial reasons. While it's true that the Social Choice Account will perform differently from an equities-only account, the design of the account was deliberate. It was designed as a balanced fund, including stock, bond, and money market investments, rather than an equity fund, so that participants could invest an entire accumulation in it and be broadly diversified. Its status as the largest socially conscious fund in the country is evidence of how well it satisfies the needs of CREF participants.

   For all of these reasons, the board recommends a vote against the proposal.

                                V. OTHER MATTERS
MEANS OF SOLICITING PROXIES

   Typically, this proxy solicitation will be conducted by mail, but it may also be conducted by telephone, any method of electronic communication, or personal interview. All expenses incurred in connection with this solicitation of proxies are borne by CREF and included in the administrative expenses that are paid for out of the net assets of each account.

PROPOSALS OF PERSONS WITH VOTING RIGHTS

   Proposals submitted for presentation at the 1997 annual meeting by or on behalf of persons with voting rights must be received by CREF no later than June 13, 1997.

ANNUAL REPORTS

   If you would like a copy of the most recent CREF semi-annual and annual reports, please write to CREF at 730 Third Avenue, New York, New York 10017-3206 or call 800 842-2733, extension 5509. You can also view the reports in the Library section of TIAA-CREF At Your Service on the Internet, or use our on-line request form to order print versions electronically. Our Web site address is HTTP://WWW.TIAA-CREF.ORG

                                                [LOGO] Printed on recycled paper

                                    APPENDIX

----
CREF     COLLEGE RETIREMENT EQUITIES FUND
----     1996 PROXY SOLICITED BY THE BOARD OF TRUSTEES

ACCOUNT - SOCIAL CHOICE

SEQUENCE NO.



Date________________________

____________________________
SIGNATURE
When signing above as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your FULL name and title.


--------------------------------------------------------------------------------
           THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ITEMS 1 AND 2.
--------------------------------------------------------------------------------

                             For     Withhold from all       Vote for all except
1) Election of trustees      / /            / /                     / /

Nominees:
JOHN H. BIGGS, MARJORIE FINE KNOWLES, BEVIS LONGSTRETH, ROBERT M. LOVELL, JR., AND ROBERT W. VISHNY

TO WITHHOLD YOUR VOTE FROM ANY NOMINEE, CHECK THE "VOTE FOR ALL EXCEPT" BOX ABOVE AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.
If you would like to suggest future nominees, please check the box at the right
and write their names and affiliations on the back of this ballot.     / /

                                                     For     Against     Abstain
2) Approval of Deloitte & Touche LLP as auditors:    / /       / /         / /


--------------------------------------------------------------------------------
         THE BOARD OF TRUSTEES RECOMMENDS A VOTE AGAINST ITEMS 3 AND 4.
--------------------------------------------------------------------------------
                                                  For      Against       Abstain
3) Participant proposal I, which is described     / /        / /           / /
   in the accompanying proxy statement.

                                                  For      Against       Abstain
4) Participant proposal II, which is described    / /        / /           / /
   in the accompanying proxy statement.

5) This participant proposal does not apply to the CREF Social Choice account.

                        COLLEGE RETIREMENT EQUITIES FUND

     By signing this form, I authorize  Joyce A. Fecske,  Edes P.  Gilbert,  and
Harry K. Spindler, singly or together, with power of substitution in each, to represent me and cast my vote at CREF's annual meeting, and any adjournment or postponement thereof. They will vote as I instruct. If no directions are given, or if the instructions are contradictory, the proxies will (i) vote FOR the election of all listed nominees, (ii) in accordance with the trustees' recommendations on the other subjects listed on this card, and (iii) at their discretion on any other matter that may properly come before the annual meeting or if a nominee is not available for election. The CREF annual meeting will be held on November 11, 1996, at 10:00 a.m. at CREF's home office, 730 Third Avenue,
New York, New York.

     Please sign and date this ballot on the reverse side and return it in the enclosed postage-paid envelope to State Street Bank and Trust Company, P.O. Box
9164, Boston, MA 02205-9907. State Street Bank and Trust Company has been engaged to tabulate ballots returned by mail to preserve the confidentiality of your ballot.

                      SUGGESTIONS FOR FUTURE CREF NOMINEES

Name:___________________________________________________________________________

Institution:____________________________________________________________________

Name:___________________________________________________________________________

Institution:____________________________________________________________________

Name:___________________________________________________________________________

Institution:____________________________________________________________________

----
CREF     COLLEGE RETIREMENT EQUITIES FUND
----     1996 PROXY SOLICITED BY THE BOARD OF TRUSTEES

ACCOUNT - GROWTH

SEQUENCE NO.



Date________________________

____________________________
SIGNATURE
When signing above as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your FULL name and title.


--------------------------------------------------------------------------------
           THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ITEMS 1 AND 2.
--------------------------------------------------------------------------------

                             For     Withhold from all       Vote for all except
1) Election of trustees      / /            / /                       / /

Nominees:
JOHN H. BIGGS, MARJORIE FINE KNOWLES, BEVIS LONGSTRETH, ROBERT M. LOVELL, JR., AND ROBERT W. VISHNY

TO WITHHOLD YOUR VOTE FROM ANY NOMINEE, CHECK THE "VOTE FOR ALL EXCEPT" BOX ABOVE AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.
If you would like to suggest future nominees,  please check the box at the right
and write their names and affiliations on the back of this ballot.      / /

                                                    For     Against      Abstain
2) Approval of Deloitte & Touche LLP as auditors:   / /       / /          / /


--------------------------------------------------------------------------------
         THE BOARD OF TRUSTEES RECOMMENDS A VOTE AGAINST ITEMS 4 AND 5.
--------------------------------------------------------------------------------

3) This participant proposal does not apply
   to the CREF Growth account
                                                     For     Against     Abstain
4) Participant proposal II, which is described in    / /       / /         / /
   the accompanying proxy statement.
                                                     For     Against     Abstain
5) Participant proposal III, which is described in   / /      / /          / /
   the accompanying proxy statement.

                        COLLEGE RETIREMENT EQUITIES FUND

     By signing this form, I authorize  Joyce A. Fecske,  Edes P.  Gilbert,  and
Harry K. Spindler, singly or together, with power of substitution in each, to represent me and cast my vote at CREF's annual meeting, and any adjournment or postponement thereof. They will vote as I instruct. If no directions are given, or if the instructions are contradictory, the proxies will (i) vote FOR the election of all listed nominees, (ii) in accordance with the trustees' recommendations on the other subjects listed on this card, and (iii) at their discretion on any other matter that may properly come before the annual meeting or if a nominee is not available for election. The CREF annual meeting will be held on November 11, 1996, at 10:00 a.m. at CREF's home office, 730 Third Avenue,
New York, New York.

     Please sign and date this ballot on the reverse side and return it in the enclosed postage-paid envelope to State Street Bank and Trust Company, P.O. Box
9164, Boston, MA 02205-9907. State Street Bank and Trust Company has been engaged to tabulate ballots returned by mail to preserve the confidentiality of your ballot.

                      SUGGESTIONS FOR FUTURE CREF NOMINEES

Name:___________________________________________________________________________

Institution:____________________________________________________________________

Name:___________________________________________________________________________

Institution:____________________________________________________________________

Name:___________________________________________________________________________

Institution:____________________________________________________________________

----
CREF     COLLEGE RETIREMENT EQUITIES FUND
----     1996 PROXY SOLICITED BY THE BOARD OF TRUSTEES

ACCOUNT - MONEY MKT

SEQUENCE NO.



Date________________________

____________________________
SIGNATURE
When signing above as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your FULL name and title.

--------------------------------------------------------------------------------
           THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ITEMS 1 AND 2.
--------------------------------------------------------------------------------

                             For     Withhold from all       Vote for all except
1) Election of trustees      / /           / /                        / /

Nominees:
JOHN H. BIGGS, MARJORIE FINE KNOWLES, BEVIS LONGSTRETH, ROBERT M. LOVELL, JR., AND ROBERT W. VISHNY

TO WITHHOLD YOUR VOTE FROM ANY NOMINEE, CHECK THE "VOTE FOR ALL EXCEPT" BOX ABOVE AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.
If you would like to suggest future nominees,  please check the box at the right
and write their names and affiliations on the back of this ballot.     / /

                                                     For     Against     Abstain
2) Approval of Deloitte & Touche LLP as auditors:    / /       / /         / /


--------------------------------------------------------------------------------
            THE BOARD OF TRUSTEES RECOMMENDS A VOTE AGAINST ITEM 5.
--------------------------------------------------------------------------------

3) This participant proposal does not apply to the CREF Money Mkt account.

4) This participant proposal does not apply to the CREF Money Mkt account.

                                                     For     Against     Abstain
5) Participant proposal III, which is described in
   the accompanying proxy statement.                 / /       / /         / /

                        COLLEGE RETIREMENT EQUITIES FUND

     By signing this form, I authorize  Joyce A. Fecske,  Edes P.  Gilbert,  and
Harry K. Spindler, singly or together, with power of substitution in each, to represent me and cast my vote at CREF's annual meeting, and any adjournment or postponement thereof. They will vote as I instruct. If no directions are given, or if the instructions are contradictory, the proxies will (i) vote FOR the election of all listed nominees, (ii) in accordance with the trustees' recommendations on the other subjects listed on this card, and (iii) at their discretion on any other matter that may properly come before the annual meeting or if a nominee is not available for election. The CREF annual meeting will be held on November 11, 1996, at 10:00 a.m. at CREF's home office, 730 Third Avenue,
New York, New York.

     Please sign and date this ballot on the reverse side and return it in the enclosed postage-paid envelope to State Street Bank and Trust Company, P.O. Box
9164, Boston, MA 02205-9907. State Street Bank and Trust Company has been engaged to tabulate ballots returned by mail to preserve the confidentiality of your ballot.

                      SUGGESTIONS FOR FUTURE CREF NOMINEES

Name:___________________________________________________________________________

Institution:____________________________________________________________________

Name:___________________________________________________________________________

Institution:____________________________________________________________________

Name:___________________________________________________________________________

Institution:____________________________________________________________________

----
CREF     COLLEGE RETIREMENT EQUITIES FUND
----     1996 PROXY SOLICITED BY THE BOARD OF TRUSTEES

ACCOUNT - STOCK

SEQUENCE NO.

Date________________________

____________________________
SIGNATURE
When signing above as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your FULL name and title.


--------------------------------------------------------------------------------
           THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ITEMS 1 AND 2.
--------------------------------------------------------------------------------

                             For     Withhold from all       Vote for all except
1) Election of trustees      / /           / /                        / /

Nominees:
JOHN H. BIGGS, MARJORIE FINE KNOWLES, BEVIS LONGSTRETH, ROBERT M. LOVELL, JR., AND ROBERT W. VISHNY

TO WITHHOLD YOUR VOTE FROM ANY NOMINEE, CHECK THE "VOTE FOR ALL EXCEPT" BOX ABOVE AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.
If you would like to suggest future nominees,  please check the box at the right
and write their names and affiliations on the back of this ballot.     / /

                                                     For     Against     Abstain
2) Approval of Deloitte & Touche LLP as auditors:    / /       / /          / /

--------------------------------------------------------------------------------
         THE BOARD OF TRUSTEES RECOMMENDS A VOTE AGAINST ITEMS 4 AND 5.
--------------------------------------------------------------------------------

3) This participant proposal does not apply to
   the CREF Stock account.
                                                     For     Against     Abstain
4) Participant proposal II, which is described in    / /       / /          / /
   the accompanyting proxy statement.

                                                     For     Against     Abstain
5) Participant proposal III, which is described in   / /       / /          / /
   the accompanying proxy statement.

                        COLLEGE RETIREMENT EQUITIES FUND

     By signing this form, I authorize  Joyce A. Fecske,  Edes P.  Gilbert,  and
Harry K. Spindler, singly or together, with power of substitution in each, to represent me and cast my vote at CREF's annual meeting, and any adjournment or postponement thereof. They will vote as I instruct. If no directions are given, or if the instructions are contradictory, the proxies will (i) vote FOR the election of all listed nominees, (ii) in accordance with the trustees' recommendations on the other subjects listed on this card, and (iii) at their discretion on any other matter that may properly come before the annual meeting or if a nominee is not available for election. The CREF annual meeting will be held on November 11, 1996, at 10:00 a.m. at CREF's home office, 730 Third Avenue,
New York, New York.

     Please sign and date this ballot on the reverse side and return it in the enclosed postage-paid envelope to State Street Bank and Trust Company, P.O. Box
9164, Boston, MA 02205-9907. State Street Bank and Trust Company has been engaged to tabulate ballots returned by mail to preserve the confidentiality of your ballot.

                      SUGGESTIONS FOR FUTURE CREF NOMINEES

Name:___________________________________________________________________________

Institution:____________________________________________________________________

Name:___________________________________________________________________________

Institution:____________________________________________________________________

Name:___________________________________________________________________________

Institution:____________________________________________________________________

----
CREF     COLLEGE RETIREMENT EQUITIES FUND
----     1996 PROXY SOLICITED BY THE BOARD OF TRUSTEES

ACCOUNT - EQUITY INDEX

SEQUENCE NO.


Date________________________

____________________________
SIGNATURE
When signing above as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your FULL name and title.


--------------------------------------------------------------------------------
           THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ITEMS 1 AND 2.
--------------------------------------------------------------------------------

                             For     Withhold from all       Vote for all except
1) Election of trustees      / /            / /                       / /

Nominees:
JOHN H. BIGGS, MARJORIE FINE KNOWLES, BEVIS LONGSTRETH, ROBERT M. LOVELL, JR., AND ROBERT W. VISHNY

TO WITHHOLD YOUR VOTE FROM ANY NOMINEE, CHECK THE "VOTE FOR ALL EXCEPT" BOX ABOVE AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.
If you would like to suggest future nominees,  please check the box at the right
and write their names and affiliations on the back of this ballot.      / /

                                                     For     Against     Abstain
2) Approval of Deloitte & Touche LLP as auditors:    / /        / /        / /


--------------------------------------------------------------------------------
         THE BOARD OF TRUSTEES RECOMMENDS A VOTE AGAINST ITEMS 4 AND 5.
--------------------------------------------------------------------------------

3) This participant proposal does not apply to
   the CREF Equity Index account.
                                                     For     Against     Abstain
4) Participant proposal II, which is described       / /       / /          / /
   in the accompanying proxy statement.
                                                     For     Against     Abstain
5) Participant proposal III, which is described      / /       / /          / /
   in the accompanying proxy statement.

                        COLLEGE RETIREMENT EQUITIES FUND

     By signing this form, I authorize  Joyce A. Fecske,  Edes P.  Gilbert,  and
Harry K. Spindler, singly or together, with power of substitution in each, to represent me and cast my vote at CREF's annual meeting, and any adjournment or postponement thereof. They will vote as I instruct. If no directions are given, or if the instructions are contradictory, the proxies will (i) vote FOR the election of all listed nominees, (ii) in accordance with the trustees' recommendations on the other subjects listed on this card, and (iii) at their discretion on any other matter that may properly come before the annual meeting or if a nominee is not available for election. The CREF annual meeting will be held on November 11, 1996, at 10:00 a.m. at CREF's home office, 730 Third Avenue,
New York, New York.

     Please sign and date this ballot on the reverse side and return it in the enclosed postage-paid envelope to State Street Bank and Trust Company, P.O. Box
9164, Boston, MA 02205-9907. State Street Bank and Trust Company has been engaged to tabulate ballots returned by mail to preserve the confidentiality of your ballot.

                      SUGGESTIONS FOR FUTURE CREF NOMINEES

Name:___________________________________________________________________________

Institution:____________________________________________________________________

Name:___________________________________________________________________________

Institution:____________________________________________________________________

Name:___________________________________________________________________________

Institution:____________________________________________________________________

----
CREF     COLLEGE RETIREMENT EQUITIES FUND
----     1996 PROXY SOLICITED BY THE BOARD OF TRUSTEES

ACCOUNT - GLOBAL EQUITIES

SEQUENCE NO.



Date________________________

____________________________
SIGNATURE
When signing above as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your FULL name and title.


--------------------------------------------------------------------------------
           THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ITEMS 1 AND 2.
--------------------------------------------------------------------------------

                             For     Withhold from all       Vote for all except
1) Election of trustees      / /            / /                      / /

Nominees:
JOHN H. BIGGS, MARJORIE FINE KNOWLES, BEVIS LONGSTRETH, ROBERT M. LOVELL, JR., AND ROBERT W. VISHNY

TO WITHHOLD YOUR VOTE FROM ANY NOMINEE, CHECK THE "VOTE FOR ALL EXCEPT" BOX ABOVE AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

If you would like to suggest future nominees,  please check the box at the right
and write their names and affiliations on the back of this ballot.       / /

                                                     For     Against    Abstain
2) Approval of Deloitte & Touche LLP as auditors:    / /       / /        / /

--------------------------------------------------------------------------------
         THE BOARD OF TRUSTEES RECOMMENDS A VOTE AGAINST ITEMS 4 AND 5.
--------------------------------------------------------------------------------

3) This participant proposal does not apply to
   the CREF Global Equities account.
                                                     For     Against     Abstain
4) Participant proposal II, which is described in    / /       / /         / /
   the accompanying proxy statement.
                                                     For     Against     Abstain
5) Participant proposal III, which is described in   / /       / /         / /
   the accompanying proxy statement.

                        COLLEGE RETIREMENT EQUITIES FUND

     By signing this form, I authorize  Joyce A. Fecske,  Edes P.  Gilbert,  and
Harry K. Spindler, singly or together, with power of substitution in each, to represent me and cast my vote at CREF's annual meeting, and any adjournment or postponement thereof. They will vote as I instruct. If no directions are given, or if the instructions are contradictory, the proxies will (i) vote FOR the election of all listed nominees, (ii) in accordance with the trustees' recommendations on the other subjects listed on this card, and (iii) at their discretion on any other matter that may properly come before the annual meeting or if a nominee is not available for election. The CREF annual meeting will be held on November 11, 1996, at 10:00 a.m. at CREF's home office, 730 Third Avenue,
New York, New York.

     Please sign and date this ballot on the reverse side and return it in the enclosed postage-paid envelope to State Street Bank and Trust Company, P.O. Box
9164, Boston, MA 02205-9907. State Street Bank and Trust Company has been engaged to tabulate ballots returned by mail to preserve the confidentiality of your ballot.

                      SUGGESTIONS FOR FUTURE CREF NOMINEES

Name:___________________________________________________________________________

Institution:____________________________________________________________________

Name:___________________________________________________________________________

Institution:____________________________________________________________________

Name:___________________________________________________________________________

Institution:____________________________________________________________________

----
CREF     COLLEGE RETIREMENT EQUITIES FUND
----     1996 PROXY SOLICITED BY THE BOARD OF TRUSTEES

ACCOUNT - BOND MKT
SEQUENCE NO.



Date________________________

____________________________
SIGNATURE
When signing above as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your FULL name and title.


--------------------------------------------------------------------------------
           THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ITEMS 1 AND 2.
--------------------------------------------------------------------------------

                             For     Withhold from all       Vote for all except
1) Election of trustees      / /           / /                       / /

Nominees:
JOHN H. BIGGS, MARJORIE FINE KNOWLES, BEVIS LONGSTRETH, ROBERT M. LOVELL, JR., AND ROBERT W. VISHNY

TO WITHHOLD YOUR VOTE FROM ANY NOMINEE, CHECK THE "VOTE FOR ALL EXCEPT" BOX ABOVE AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.
If you would like to suggest future nominees, please check the box at the right
and write their names and affiliations on the back of this ballot.        / /

                                                   For      Against      Abstain
2) Approval of Deloitte & Touche LLP               / /         / /         / /
   as auditors:


--------------------------------------------------------------------------------
            THE BOARD OF TRUSTEES RECOMMENDS A VOTE AGAINST ITEM 5.
--------------------------------------------------------------------------------

3) This participant proposal does not apply to the CREF Bond Mkt account.

4) This participant proposal does not apply to the CREF Bond Mkt account.

                                                     For     Against     Abstain
5) Participant proposal III, which is described      / /       / /         / /
   in the accompanying proxy statement.

                        COLLEGE RETIREMENT EQUITIES FUND

     By signing this form, I authorize  Joyce A. Fecske,  Edes P.  Gilbert,  and
Harry K. Spindler, singly or together, with power of substitution in each, to represent me and cast my vote at CREF's annual meeting, and any adjournment or postponement thereof. They will vote as I instruct. If no directions are given, or if the instructions are contradictory, the proxies will (i) vote FOR the election of all listed nominees, (ii) in accordance with the trustees' recommendations on the other subjects listed on this card, and (iii) at their discretion on any other matter that may properly come before the annual meeting or if a nominee is not available for election. The CREF annual meeting will be held on November 11, 1996, at 10:00 a.m. at CREF's home office, 730 Third Avenue,
New York, New York.

     Please sign and date this ballot on the reverse side and return it in the enclosed postage-paid envelope to State Street Bank and Trust Company, P.O. Box
9164, Boston, MA 02205-9907. State Street Bank and Trust Company has been engaged to tabulate ballots returned by mail to preserve the confidentiality of your ballot.

                      SUGGESTIONS FOR FUTURE CREF NOMINEES

Name:___________________________________________________________________________

Institution:____________________________________________________________________

Name:___________________________________________________________________________

Institution:____________________________________________________________________

Name:___________________________________________________________________________

Institution:____________________________________________________________________